Lee Financial Tactical Fund (LOVIX)
A series of Lee Financial Mutual Fund, Inc.

Supplement dated August 11, 2016
to the Prospectus dated February 1, 2016

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The table on page 1 under “SUMMARY SECTION” “FEES AND EXPENSES OF THE FUND” is replaced as follows:

FEES AND EXPENSES OF THE FUND
This table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees*	0.75%
Distribution (12b-1) Fees	0.05%
Other Expenses	0.52%
Shareholder Servicing Fee**	0.02%
All Other Expenses**	0.50%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses***	1.36%
Fee Waiver****	0.10%
Total Annual Fund Operating Expenses After Fee Waiver	1.26%

*	“Management Fees” have been restated to reflect the decrease in the management fee from 1.00% to 0.75% effective February 1, 2016.
**	“Shareholder Servicing Fee” and “All Other Expenses” have been restated to reflect the current fee and expenses.
***	The “Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets in the Financial Highlights which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Total Annual Fund Operating Expenses” have been restated to reflect the current management fee.
****	The Investment Manager has voluntarily agreed to waive 0.10% of its 0.75% management fees through January 31, 2017. The Investment Manager may discontinue this arrangement anytime thereafter. The Fee Waiver has been restated to reflect the current fee waiver.

The second sentence under the heading “Distribution Arrangements” on page 22 concerning the shareholders servicing fee is deleted and replaced with the following:  “The Fund also pays fees for services provided to shareholders at the rate of 0.02% per year of its average daily net assets”.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LEE FINANCIAL MUTUAL FUND, INC.
LEE FINANCIAL TACTICAL FUND
Investor Class – Ticker:  LOVIX

RESTATED AND AMENDED STATEMENT OF ADDITIONAL INFORMATION
dated August 11, 2016

Lee Financial Mutual Fund, Inc. (“Corporation”) is a series investment company organized as a Maryland corporation.  In this Statement of Additional Information (“SAI”) all references to any series of the Corporation will be called the “Fund” unless expressly noted otherwise.  Lee Financial Tactical Fund (“Fund”), is a non-diversified, open-end management investment company whose investment goal is to achieve long-term capital appreciation and preservation of capital while lowering volatility.  The Fund offers one class of shares:  Investor Class.  The Fund is managed by Lee Financial Group Hawaii, Inc. (the “Investment Manager”).

This SAI is not a prospectus and should be read in conjunction with the Fund’s Prospectus.  A copy of the Prospectus dated February 1, 2016, as supplemented on August 11, 2016, and shareholder reports may be obtained without charge by calling (808) 988-8088 (collect) or (800) 354-9654 or visiting the Fund’s website at www.LeeHawaii.com.

The Prospectus and this SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission (“Commission” or “SEC”).  This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

The audited financial statements and the related report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm of the Fund, are incorporated herein by reference in the section “Financial Statements.”  No other portions of the Annual Report are incorporated by reference.

TABLE OF CONTENTS

Fund History	2
Investment Strategies and Risks	2
Description of Securities Ratings	21
Tax Information	29
Management of the Fund	30
Investment Management Agreement	34
Portfolio Manager	37
Custodian	38
Fund Accounting	38
Independent Registered Public Accounting Firm	38
Portfolio Transactions	38
Purchasing and Redeeming Fund Shares	40
The Distributor	41
Transfer Agent	42

FUND HISTORY

The Corporation was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to the Fund.  The Corporation is an open-end, management investment company, and the Fund is not diversified.  All shares have like rights and privileges.  Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the Fund, and (2) equal dividend, distribution and redemption rights to assets of the Fund.  Shares when issued are fully paid and nonassessable.  The Corporation also offers the Hawaii Municipal Fund, which is not described in this document.  The Corporation may create other series or classes of stock but will not issue any senior securities.  On October 1, 2014 the Corporation changed its name from First Pacific Mutual Fund, Inc. to Lee Financial Mutual Fund, Inc. and the Fund changed its name from First Pacific Low Volatility Fund to Lee Financial Tactical Fund.

By Charter Amendment approved by a majority of the Corporation’s shareholders on December 18, 2007, the Corporation’s Board of Directors may in its discretion, without the vote or consent of the Fund’s shareholders, cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of the Fund or any other series or class of the Corporation established in the future.  Such redemption could be made for any purpose, including, without limitation, a reorganization or liquidation of one or more series or classes of shares.  If such a redemption or liquidation occurs, the shareholders of the Fund or any class thereof would be entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class.  The Corporation will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Corporation.  Shareholders do not have pre-emptive or conversion rights.  These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors.  The Corporation is not required to hold a meeting of shareholders each year.  The Corporation intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940, as amended (“1940 Act”).  Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.

The Fund may use “Lee Financial” in its name so long as Lee Financial Group Hawaii, Inc. or an affiliate thereof, acts as its investment manager.

INVESTMENT STRATEGIES AND RISKS

The investment objective is to achieve long-term capital appreciation and preservation of capital while lowering volatility.

 All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus. These same investments and techniques may be used by the underlying funds ("Underlying Funds") in which the Fund invests. Those investments and techniques that may be utilized only by the Underlying Funds are identified. Additional non-principal strategies and risks also are discussed here.

Asset Allocation

In making asset allocation decisions, the Investment Manager will evaluate projections of risk, market conditions, economic conditions, and volatility. The Investment Manager's management will use database systems and third-party research to help analyze past situations and trends, and investment committee members to determine asset allocation and to select individual securities.

Cash Management

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Certificates of Deposit

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Closed-End Investment Companies

The Fund invests in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Investment Manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.  For additional information on the percentage limitations and risks of investing in closed-end funds, see “Investment Company Securities” below.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

In selecting convertible securities, the Investment Manager may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted in to the underlying common stock).  The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors.  The conversion value of convertible securities is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value.  To the extent the market price of the underlying common stock approaches or exceed the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value.  In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

An improvement in the credit standing of an issuer which securities are held in the Fund or from a general lowering of interest rates, or a combination of both may result in capital appreciation.  Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity.  Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities.  Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates.  The Fund generally will seek to reduce risk to the investor by credit analysis and attention to current developments in trends of both the economy and financial markets.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Investment Manager considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s or Baa or higher by Moody's Investors Service, or if unrated, determined by the Investment Manager to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Investment Manager may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Investment Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs") are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, preferred stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Investment Manager. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks provide the holder with claims on the issuer’s earnings and assets before common stockholders but after bond owners.  Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Investment Manager may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”).

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Investment Manager believes it is in the Fund's interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.  ETF shares may also be purchased on the secondary market in smaller quantities, subject to paying brokerage commissions.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.  When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

Many ETFs are investment companies and therefore the Fund’s purchase of ETF shares are generally subject to the percentage limitations and risks described below under “Investment Company Securities”.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's or an Underlying Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions for hedging purposes only. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although the Fund may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Investment Manager's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and
•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Fund's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by Standard & Poor’s and Ba1 or lower by Moody’s Investors Service). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

Private Placement bonds.  These bonds are sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. An Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.  Over the counter (OTC) options contracts are generally treated as illiquid securities.  In addition, in the absence of a change in the current position of the SEC staff, the assets used to cover OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

Under guidelines adopted by the Fund's Board, the Investment Manager may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Investment Manager will consider, as it deems appropriate under the circumstances and among other factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security; (4) dealer undertakings to make a market in the security; (5) the trading markets for the security; and (6) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Investment Manager to determine if the security is no longer liquid as the result of changed conditions.  In the event the value of the Fund’s aggregate holdings of illiquid securities exceeds its permissible percentage of illiquid investments, the Investment Manager will take steps necessary within a reasonable period of time to reduce the value of such illiquid securities to permissible levels.

Indexed Securities

The Fund may purchase indexed securities consistent with its investment objective. Indexed securities are instruments whose value varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objective. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½ percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Investment Manager acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller (writer) is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will segregate cash or other liquid assets equal to (when added to any margin on deposit) the market value of the security underlying the option, but not less than the exercise price, marked to market daily or use other SEC- or staff-approved coverage methods. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund segregates cash, cash-equivalents, such as U. S. government securities, or other liquid assets in an amount equal to or greater than the exercise price of the underlying security. The value of the segregated securities is marked to market daily and, if necessary, additional assets are segregated to maintain a value equal to or greater than the exercise price, so long as it is obligated as the seller. The Fund may also cover by holding a put option on the same security as the option written with an exercise price equal to or higher than the exercise price of the put written or use other SEC- or staff- approved coverage methods. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund's gain on the sale of a put option is limited to the premium received.  The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, and the premium received. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Options on Securities Indices. The Fund may also write (sell) and buy call and put options on securities indices.  An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund will purchase and sell put and call options on securities indices for the same purposes as it will purchase and sell options on individual securities.

The Fund may cover call options on a securities index by owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio.  Covered calls on a stock index may be covered by holding stock index exchange traded funds (“ETFs”) instead of individual stocks that replicate the movement of the index.  The Fund may also cover call and put options on a securities index by segregating cash or other liquid assets with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option, or the exercise price in the case of a put option, or by owning offsetting options as described above.

Combined Positions. The Fund may also use combined positions. A combined position involves purchasing and writing options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may simultaneously purchase a put option and write a covered call option on the same underlying instrument (known as a collar). Another possible combined position would involve simultaneously writing and purchasing a call option on the same underlying instrument or writing and purchasing a put option on the same underlying instrument (known as a spread).  Spreads can be at the same expiration date, but different strike prices (debit or credit spreads), at different expiration dates, but the same strike price (calendar spreads) or at different expiration dates and different strike prices (time spreads). Another type of combined position would involve the writing a call and a put on the same security or buying a call and a put on the same security (known as a straddle).  The Fund also could use combined positions of combined positions, e.g., selling credit spreads and buying debit spreads.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.  The written option component of the combined positions will be covered by segregating sufficient liquid assets to meet the Fund’s immediate obligations in accordance with SEC staff articulated guidelines.

The Fund reserves the right to modify its coverage policies in the future to comply with any changes in positions from time to time articulated by the SEC or its staff.

Real Estate Investment Trusts ("REITs")

The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading; and
•	more abrupt or erratic price movements than larger company securities.
•	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Investment Manager believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Investment Manager might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Investment Manager's anticipated price within the life of the right.

Sovereign Obligations (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, an index, interest rate or other financial asset. Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed income risks including income risk, credit risk and market risk and certain structured notes may be subject to call risk. In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall. The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant. In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Even with respect to structured notes that purport to provide a “buffer” or principal protection from the issuer, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit and only if the Fund holds the note to maturity.  In addition, potential returns may be limited or capped in exchange for the issuer’s principal protection. There may be higher fees and costs associated with structured notes than other types of investments.  Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.

Structured notes are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Manager to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Temporary Defensive Policies

The Fund reserves the right to invest without limitation in investment-grade debt instruments and cash or cash equivalents for temporary, defensive purposes.  When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Portfolio Turnover

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.  A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates.  The portfolio turnover rate of 68% for the fiscal year ended September 30, 2014 was lower than the 229% rate for 2013 as a result of a lower number of orders placed on equity securities in the Fund’s portfolio.  The portfolio turnover rate of 104% for the fiscal year ended September 30, 2015 was higher than the 68% rate for 2014 as a result of a higher volume of transactions placed on securities in the Fund’s portfolio due to portfolio rebalancing and tax harvesting.

FUND POLICIES

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  Other investment practices, which may be changed by the Board of Directors without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).  The Fundamental Investment Limitations which limit the investments of the Fund provide that the Fund may not:

1.  Borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Purchase any securities (other than cash and cash items, obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

3.  Invest 25% or more of its total assets in a single industry.

4.  Issue senior securities, except to the extent permitted by the 1940 Act, and the rules and regulations promulgated thereunder.

5.  Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

6.  Purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

7.  Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

8.  Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

9.  Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract (“restricted securities” or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's net assets would be so invested.

The Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy.

As long as the percentage restrictions described above are satisfied at the time of the investment, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

The investment objective of the Fund may be changed by the Corporation’s Board of Directors without shareholder approval.  Shareholders will be given notice before any such change is made.

The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize a capital gain or loss.  Sales of portfolio securities will be made for the following purposes:  in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

For the purposes of determining the percentage of the Fund’s total assets invested in a single industry, a structured note will be classified separately based on the nature of its underlying security or reference instrument.

Non-Fundamental. The following limitations have been adopted by the Fund and are Non-Fundamental (see “Fundamental Investment Limitations” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental Investment Limitation (1) above, and then not to exceed 33% of the Fund's assets. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are, and must be construed solely as, statements of forward-looking opinions as to the creditworthiness of an issuer, which are based on the quantitative and qualitative analyses done by DBRS in accordance with applicable methodologies, models and criteria (“Methodologies”). Credit ratings are not statements of fact. DBRS credit ratings exclusively address credit risk and not any other types of risk. Although there are numerous non-credit risks that can impact the performance of ratings, these are not captured in credit ratings. Non-credit risks include (among others) market risk, market liquidity risk, covenant risk and non-cumulative risk.

The data and information received on which DBRS bases its opinions is not audited or verified by DBRS. Ratings may be upgraded, downgraded, placed “under review” with the appropriate Implications designation, confirmed and discontinued. Certain ratings are also assigned trends that may change over time.

DRBS uses rating symbols as a concise method of expressing its opinion to the market.

TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last fiscal year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year.  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Fund is generally permitted to carry forward a net capital loss realized in any year to offset its own capital gains, if any, in subsequent years.  As of September 30, 2015, the Fund did not have any capital loss carryforwards to offset current year gains.

The tax principles applicable to transactions in certain financial instruments, such as structured notes, futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

MANAGEMENT OF THE FUND

The Officers and Directors of the Corporation, their principal occupations for the last five years and their affiliation, if any, with the Investment Manager, or the Corporation's Distributor, are shown below.  Interested persons of the Corporation as defined in the 1940 Act are indicated by an asterisk (*) in the table below. The Officers of the Corporation manage its day-to-day operations. The Corporation’s Investment Manager and its Officers are subject to the supervision and control of the Directors under the laws of the state of Maryland. Unless otherwise indicated below, the address of each Director and Officer is c/o Lee Financial Group Hawaii, Inc., 3113 Olu Street, Honolulu, HI  96816-1425.

Name, Age and Address	Position & Office With the Corporation	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Corporation Complex Overseen by Director**	Other Directorships Held by Director During Past Five Years
DISINTERESTED DIRECTORS
Clayton W.H. Chow (63)	Director	Unlimited Term 27 years	Retired; March 2012-August 2014, Sales Manager, Estes Express; April 2010 –January 2012, Sales Consultant, Henry Schein Dental; prior to April 2010, Office Technology Specialist, Xerox Corporation, and Account Executive, Roadway Express	2	None
Lynden M. Keala (61)	Director	Unlimited Term 26 years	February 2014–Present, Account Executive, American Solutions for Business; September 2005-January 2014, Account Executive, Workflow One (formerly The Relizon Company)	2	None
Stuart S. Marlowe (75)	Director	Unlimited Term 27 years	Owner, Surfside Sales and Marketing (Sales and marketing of music for the State of Hawaii)	2	None
Karen T. Nakamura (71)	Director	Unlimited Term 18 years	January 2015-Present, Karen T. Nakamura Associates, Partner; December 2000-Present, Vice President, Wallpaper Hawaii, Ltd.; December 1998-December 2014, CEO, Building Industry Association of Hawaii	2	None
Kim F. Scoggins (68)	Director	Unlimited Term 18 years	Vice President & Division Manager, Colliers International HI, LLC	2	None
INTERESTED DIRECTOR
Terrence K.H. Lee (58)*	Director, Chairman, President and CEO	Unlimited Term 27 years	Director, President and CEO, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.	2	None
OFFICERS
Nora B. Foley (55)	Treasurer (Since October 2004), Chief Compliance Officer (Since October 2004), Assistant Secretary (Since July 2002)	Vice President, CCO, CFO, and Treasurer Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
Charlotte A. Meyer (62)	Assistant Treasurer (Since October 2004)	Director, Assistant Treasurer and Vice President, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
Lugene Endo Lee (59)	Secretary (Since July 1991)	Director, Secretary and Vice President, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.

Terrence K.H. Lee and Lugene Endo Lee are husband and wife.
Terrence K.H. Lee is an interested person of the Corporation by virtue of his relationship as a director, officer and shareholder of the Fund’s investment manager, as a director and officer of the Fund’s principal underwriter and transfer agent and because he has had a material and professional relationship with the Corporation for the last two completed calendar years.
**	Each Corporation director oversees two portfolios of the Corporation that are currently offered for sale.

      Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director for the Fund.  Mr. Chow has substantial local business and management experience as an office technology specialist.  Mr. Keala’s experience as an account executive for two operating companies brings significant local business and sales experience to the Board.  Mr. Marlowe has more than 30 years of business, leadership and entrepreneurial experience as founder and president of a business enterprise and currently as owner of a local sales and marketing firm.  Ms. Nakamura has substantial business and management experience as a senior executive with operating companies and previous experience as a board member of another mutual fund. Mr. Scoggins has substantial business experience as a senior executive of a commercial real estate firm and has previous experience as a board member of another mutual fund. Mr. Lee brings over three decades of investment management and senior executive business experience as an investment adviser and as the founder, director, president and chief executive officer of the Fund’s Investment Manager, transfer agent and distributor.

Audit Committee
      The Audit Committee of the Fund (“Committee”) oversees the Fund’s financial reporting process and internal controls and monitors the Fund’s internal audit plans.  With the assistance of the independent accountants of the Fund, the Committee ensures the adequacy of Fund reporting, internal controls and personnel, information systems, quality of the Fund’s accounting principles, clarity of the Fund’s financial disclosures and degree of aggressiveness or conservatism of accounting principles.

      The Committee provides assistance to the Fund’s Directors in fulfilling their responsibilities to the Fund relating to fund accounting, reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund.  In so doing, it is the responsibility of the Committee to maintain a free and open means of communication among the Directors, the independent accountants and the Fund’s officers.

      Each non-interested Director serves as a member of the Committee.

The Audit Committee held three meetings during the fiscal year ended September 30, 2015.

Nominating Committee
The Nominating Committee’s mission is to promote the effective participation of qualified individuals on the Board of Directors and Committees of the Board.

Each non-interested Director serves as a member of the Nominating Committee.

The Nominating Committee held one meeting during the fiscal year ended September 30, 2015.

The Nominating Committee will not consider nominees recommended by security holders.

     The Board is currently composed of six Directors, five of whom are “disinterested directors.”  The Board has appointed Mr. Lee, the Board’s only interested Director, to serve as the Chairman of the Board.  The Board has also engaged the Investment Manager to manage and administer the Fund.  All parties engaged to render services to the Fund are subject to the oversight of the Board.  The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison to the third-party service providers and other Directors and officers and performs such acts and duties as may be permitted by the Fund’s Articles of Incorporation, Bylaws, Fund policies and governing law.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  Effective July 27, 2016, Mr. Scoggins has been appointed as the Lead Independent Director for a two year term.  The Lead Independent Director coordinates the activities of the independent Directors, such as by chairing separate meetings of the independent Directors and by raising and discussing issues with legal counsel on an as needed basis.  The Lead Independent Director is also the point of contact among the independent Directors with whom Fund management could discuss matters between Board meetings.  The Board conducts regular  meetings at least four times a year and special meetings, either in person or telephonic, to ensure the uninterrupted oversight and management of the Fund.  The Board also relies on professionals, such as the independent registered public accountants and legal counsel, and the Fund’s Chief Compliance Officer to assist the Directors in performing their oversight responsibility. Each of the Board’s standing committees are comprised exclusively of the disinterested Directors of the Fund. The Board has established the committees described above and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight.  The Board reviews its leadership structure during its periodic self-assessments and based on that review, has determined that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board lead by independent Directors, the frequent communications with professionals retained to serve the Fund, including the Investment Manager, legal counsel, financial and accounting professionals and compliance personnel that enhance the Board’s oversight.

The Board performs its risk oversight function for the Fund through a combination of direct oversight by the Board as a whole and its committees and indirectly through the Investment Manager, Fund officers, compliance personnel and other service providers.  The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Day-to-day risk management functions are within the responsibilities of the Investment Manager and the other service providers retained to carry out the Fund’s investment management and business affairs.  The Board provides risk oversight through:  receiving and reviewing on a regular basis reports on a variety of matters, including matters related to risk assessments determined by the Investment Manager and other service providers; receiving, reviewing and approving compliance policies and procedures; periodic meetings with the portfolio manager to review investment policies, strategies and risks; meetings with key personnel from the principal service providers to review, discuss and provide guidance and direction with respect to the activities and operations of the Fund; and meeting regularly with the Chief Compliance Officer of the Fund to discuss compliance findings and issues.  The Audit Committee also receives periodic reports from the Fund’s independent registered public accounting firm and from the Fund’s Treasurer on internal control, disclosure controls and procedures and financial reporting matters.

The Board also relies on the Investment Manager, with respect to day-to-day operations and activities of the Fund, to create and maintain processes and controls to minimize risk and the likelihood of adverse effects on the Fund’s business and reputation.

Set forth below is the dollar range of securities of the Fund or the Corporation beneficially owned by each Director as of December 31, 2015:

Name of Director	Dollar Range of Securities In the Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies overseen by Director in Family of Investment Companies
Disinterested Directors
Clayton W.H. Chow	none	$1 - $10,000
Lynden M. Keala	over $100,000	over $100,000
Stuart S. Marlowe	$10,001 - $50,000	$10,001 - $50,000
Karen T. Nakamura	none	over $100,000
Kim F. Scoggins	$50,001 - $100,000	over $100,000

Interested Director
Terrence K.H. Lee	over $100,000	over $100,000

The compensation of the Officers, other than the Corporation’s Chief Compliance Officer, who are interested persons (as defined in the 1940 Act) of the Investment Manager is paid by the Investment Manager.  The Corporation pays the compensation of all other Directors of the Corporation who are not interested persons of the Investment Manager for services or expenses incurred in connection with attending meetings of the Board of Directors and pays Lee Financial Group Hawaii, Inc. for the compensation of the Chief Compliance Officer.  The Directors and Officers as a group own less than 1% of the Fund's shares.  Set forth below is the Directors’ and Chief Compliance Officer’s compensation for the most recent fiscal year:

Name of Person, Position	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued As Part of Corporation Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Corporation
Disinterested Directors
Clayton W.H. Chow	$3,250.00	0	0	$3,250.00
Director

Lynden M. Keala	$2,600.00	0	0	$2,600.00
Director

Stuart S. Marlowe	$3,250.00	0	0	$3,250.00
Director

Karen T. Nakamura	$3,250.00	0	0	$3,250.00
Director

Kim F. Scoggins	$2,600.00	0	0	$2,600.00
Director

Chief Compliance Officer
Nora B. Foley	$83,125.10	0	0	$83,125.10

Interested Director
Terrence K.H. Lee	$0.00	0	0	$0.00
Director, Chairman, President and CEO

Code of Ethics
The Corporation has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.  The Distributor and Investment Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act of 1940, as amended, that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies
The Proxy Voting Procedures (“Procedures”) of the Corporation are attached as Exhibit A to this SAI.  The purpose of these Procedures is to set forth the process by which the Fund will vote proxies related to the assets in its investment portfolio.  The Procedures have been approved by the Board and may be amended only by the Board.

The Board has delegated its voting responsibilities and duties with respect to proxy votes for portfolio securities to Lee Financial Group Hawaii, Inc., provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by contacting the Investment Manager at (800) 354-9654 or by visiting the Fund’s website at www.LeeHawaii.com or the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings Policies
The Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings (“Procedures”) of the Corporation are attached as Exhibit B to this SAI.  In addition to the disclosure of portfolio holdings to the Fund’s Service Providers and certain rating and ranking organizations, the following vendors receive the portfolio holdings information on an on-going basis for legitimate business purposes: Morningstar DirectSM, Financial Tracking Technologies LLC, Stifel Nicolaus, IKAIKA Communications and Professional Image, Inc.

INVESTMENT MANAGEMENT AGREEMENT

Subject to the authority of the Directors and under the laws of the State of Maryland, the Investment Manager and the Corporation’s Officers will supervise and implement the Fund’s investment activities.  The Investment Manager implements the investment program of the Fund and the composition of its portfolio on a day-to-day basis.

The Investment Management Agreement between the Investment Manager and the Corporation provides that the Investment Manager will provide portfolio management services to the Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and the selection of brokers through whom the Fund's portfolio transactions are executed.  The Investment Manager is responsible for evaluating the portfolio and overseeing its performance.

The Investment Manager also administers the business affairs of the Corporation, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation, other than as the Corporation’s Chief Compliance Officer, if duly elected to such positions.  The Investment Manager provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation.  This includes investment management and supervision, remuneration of Directors, Officers, other than the Corporation’s Chief Compliance Officer, and other personnel, rent, and such other items that arise in daily corporate administration.  Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Corporation, providing the necessary office space, equipment and personnel for Fund business and assisting in the maintenance of the Fund’s federal registration statement and other documents required to comply with federal and state law.  Not considered normal operating expenses, and therefore payable by the Corporation, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the SEC and the Securities Departments of the various States, brokerage costs, dues and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Corporation, its Directors or Officers may be subject or a party thereto.  Effective February 1, 2016, as compensation for the services provided by the Investment Manager, the Fund pays the Investment Manager a fee at the annual rate of 0.75 of one percent (0.75%) of its average daily net assets.  However, commencing February 1, 2016, the Investment Manager agreed to waive 0.10% of its 0.75% management fees through January 31, 2017.  For the Fund’s fiscal year ended September 30, 2015, the Fund paid the Investment Manager an aggregate management fee equal to 0.65% of the Fund average daily net assets.

Fees paid by the Fund for the three most recent fiscal years:

	Investment Management Agreement	Investment Management Agreement fees waived
2015	$455,013	$159,254
2014	$384,979	$134,742
2013	$327,052	$114,468

The Investment Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

In the event the expenses of the Fund for any fiscal year exceed the limit set by applicable regulation of state securities commissions, if any, the compensation due to the Investment Manager hereunder will be reduced by the amount of such excess.

The current Investment Management Agreement between the Fund and the Investment Manager was initially approved on January 19, 2011 and amended on October 21, 2015.  The Investment Management Agreement continues in effect for successive annual periods, so long as such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreement or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval.  The Investment Management Agreement provides that either party may terminate by giving the other not more than sixty days’, nor less than thirty days’, written notice.  The Investment Management Agreement will terminate automatically if assigned by either party.

The Investment Manager's activities are subject to the review and supervision of the Corporation's Board of Directors, to whom the Investment Manager renders periodic reports of the Fund's investment activities.

The Investment Manager also serves as administrator for the Corporation pursuant to an Administrative Agreement initially approved by the Directors on January 19, 2011 and amended and restated on July 27, 2016.  The Administrative Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation.  Administrative services shall include the compliance matters of the Fund.  Pursuant to the Administrative Agreement, until July 27, 2016 the administrator received a fee calculated at an annual rate of up to 0.05% of the Fund’s average daily net assets.  Effective July 27, 2016, the administrative fee changed to an annual rate of up to 0.10% of the Fund’s average daily net assets.

As the administrator, the Investment Manager shall furnish the Fund administrative services.  Administrative services shall include, but are not limited to, the following compliance matters of the Fund:  filings with the SEC, FINRA, and state and other regulatory organizations (updating, amending and filing prospectus, annual and semi-annual reports, proxy material and blue sky requirements); establishing and maintaining written supervisory procedures and compliance manuals; researching and communicating changes in applicable rules and regulations; and preserving all books and records.

Fees paid by the Fund for the three most recent fiscal years:

Administrative Agreement
2015	$9,099
2014	$7,699
2013	$6,541

Mr. Lee, Director, President and Chief Executive Officer of the Investment Manager, Ms. Meyer, Director, Vice President and Assistant Treasurer of the Investment Manager, Ms. Lee, Director, Vice President and Secretary of the Investment Manager, and Ms. Foley, Vice President, Chief Compliance Officer, Chief Financial Officer and Treasurer of the Investment Manager, are affiliated with both the Corporation and the Investment Manager.  Mr. Lee owns the majority of the stock of, and controls, the Investment Manager.  The stock of the Investment Manager, owned by Mr. Lee and by other stockholders who are not controlling persons, is subject to certain agreements providing for rights of first refusal as to such stock.

As of December 31, 2015, the following persons held of record or beneficially 5% or more of the outstanding shares of the Lee Financial Tactical Fund Investor Class:

Charles Schwab & Co. Inc.
Special Cust Account for the Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
Beneficial Owner
62.34%

TD Ameritrade, Inc.
for the Exclusive Benefit of our Clients
PO Box 2226
Omaha, NE  68103-2226
37.66%

PORTFOLIO MANAGER

Terrence K.H. Lee serves as the portfolio manager of the Fund.

Other Accounts Managed: The following provides information regarding other accounts, other than the Fund, managed by the portfolio manager as of September 30, 2015.

Type of Accounts	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Performance-Based Advisory Fees	Total Assets Managed with Performance-Based Advisory Fees
Terrence K.H. Lee
Registered Investment Companies	1	$166,035,785	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	5	$859,494	None	$0

Ownership of Securities: As of September 30, 2015, the dollar range of the Fund’s shares beneficially owned by Mr. Lee was over $100,000.

Compensation: The portfolio manager’s compensation is a fixed salary that is based on core job responsibilities and business considerations. His salary is not based on Fund or account performance. In addition, all employees meeting certain participant requirements, including the portfolio manager, are eligible to participate in the Investment Manager’s 401k profit sharing plan, in which certain employer contributions are based on the overall financial condition of the Investment Manager.

Conflicts of Interest: Mr. Lee is responsible for managing the Fund as well as other accounts. Mr. Lee may manage accounts which may have materially higher or lower fee arrangements than the Fund. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, it is possible that due to varying investment restrictions among accounts or other reasons, certain investments could be made for some accounts and not others, or conflicting investment positions could be taken among accounts.

The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The firm seeks to provide best execution of all securities transactions and may aggregate and then allocate securities to client accounts. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Manager and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected by the Investment Manager between the Fund and another client account. The Investment Manager conducts periodic reviews of trades for consistency with these policies.

CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104, is the global custodian for the Fund and has custody of all securities and cash pursuant to the terms of a custodian agreement with the Corporation. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.

FUND ACCOUNTING

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite #450, Cincinnati, Ohio 45246, provides fund accounting services for the Corporation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Corporation is Tait, Weller & Baker LLP, 1818 Market Street, Suite #2400, Philadelphia, Pennsylvania 19103-2108.

PORTFOLIO TRANSACTIONS

The Investment Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Investment Manager, including quotations necessary to determine the value of the Fund’s net assets.  Any research benefits derived are available for all clients of the Investment Manager. Since statistical and other research information is only supplementary to the research efforts of the Investment Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Investment Manager may (subject always to best price and execution) take into consideration that certain firms provide market, statistical or other research information to the Fund. Such market, statistics and other research information may be used by the Investment Manager in servicing other accounts and not all of the information may be used in connection with the Fund. Securities may be acquired through firms that are affiliated with the Corporation, its Investment Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

If it is believed to be in the best interests of the Fund, the Investment Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security in a so-called “riskless principal” transaction, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Investment Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

If purchases or sales of securities of the Fund and of one or more other clients advised by the Investment Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective size of the Fund and the amount of securities to be purchased or sold.  Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

The Directors have adopted certain policies incorporating the standards of Rule 17e-1 under the 1940 Act issued by the SEC which requires that the commission paid to the Distributor and other affiliates of the Corporation must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Distributor to furnish reports to the Directors and to maintain records in connection with such reviews.

The Investment Manager places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, the Investment Manager will seek the best execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed above. Although the Fund may use broker-dealers that sell Fund shares to effect the Fund’s portfolio transactions, the Investment Manager will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

As permitted by Section 28(e) of the Securities Act of 1934, as amended (“1934 Act”), the Investment Manager may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Investment Manager an amount of disclosed commission (or in the case of a riskless principal transaction, spread) for effecting a securities transaction for the Fund in excess of the commission (or spread) which another broker-dealer would have charged for effecting that transaction.

Commissions paid by the Fund for the three most recent fiscal years:

Commissions
2015	$46,204
2014	$20,671
2013	$34,575

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents that the Fund has acquired during the Fund’s most recent fiscal year. During the most recent fiscal year, the Fund acquired and sold securities of its regular broker/dealers. As of September 30, 2015, the Fund held securities of its regular broker/dealers as follows:

Broker/Dealer	Value as of September 30, 2015
The Goldman Sachs Group, Inc.	$2,050,368
The PNC Financial Services Group, Inc.	$1,373,680
JP Morgan Chase & Co.	$781,440
Deutsche Bank	$778,650
Credit Suisse AG	$455,000

The Fund may invest in fixed income securities, which are generally not subject to stated brokerage commissions, but are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

During the most recent fiscal year, the Fund did not effect brokerage transactions with the Distributor or any other affiliated broker.

PURCHASING AND REDEEMING FUND SHARES

Shares of the Fund may be purchased and redeemed by customers of broker-dealers or other financial intermediaries (“Service Agents”) which have established a shareholder servicing relationship with their customers. These Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent, or authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by a Service Agent or authorized designee. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. The Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Fund were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Distributor.

Service Agents may enter confirmed purchase and redemption orders on behalf of their customers. If shares of the Fund are purchased in this manner, the Service Agent must receive your investment order before the close of the New York Stock Exchange, and transmit it to the Fund’s Transfer Agent prior to a designated time contracted with the Fund to receive that day’s share price. Proper payment for the order must be received by the Transfer Agent in accordance with settlement instructions agreed upon between the Fund and the Service Agent. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

The Investment Manager and/or its affiliates provide additional cash payments out of their own resources to financial intermediaries that sell shares of the Fund or provide other services to shareholders.  Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Fund.  Cash compensation also may be paid to intermediaries for inclusion of the Fund on a sales list or in sales programs.  These payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Fund to you.

The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs and for investor convenience, share certificates will not be issued.

Under certain circumstances, an investor may purchase Fund shares by delivering to the Fund securities eligible for the Fund’s portfolio. All in-kind purchases are subject to prior approval by the Investment Manager. Prior to sending securities to the Fund with a purchase order, investors must contact the Investment Manager at (808) 988-8088 for verbal approval on the in-kind purchase. Acceptance of such securities will be at the discretion of the Investment Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities at the value next determined after receipt of the purchase order. Approval of the Investment Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or Fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

The minimum initial investment for Fund shares is $2,500.00 and the minimum subsequent purchase amount is $100.00. This requirement may be waived at the Distributor’s discretion. There are no investment minimums for 401k accounts.

THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through Lee Financial Securities, Inc. 3113 Olu Street, Honolulu, Hawaii  96816-1425 (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. Pursuant to a Distribution Agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem Fund shares and how Fund shares are priced is contained in the Prospectus.

Mr. Lee, Director, President and Chief Executive Officer of the Distributor, Ms. Meyer, Director, Vice President and Assistant Treasurer of the Distributor, Ms. Lee, Director, Vice President and Secretary of the Distributor, and Ms. Foley, Vice President, Chief Compliance Officer, Chief Financial Officer and Treasurer of the Distributor, are affiliated with both the Corporation and the Distributor.  Under the Distribution Agreement between the Corporation and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and their investment performance and advertising and public relations material. The Corporation bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. The Distributor permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation if duly elected to such positions.

The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Directors of the Corporation and by the Corporation's disinterested Directors in compliance with the 1940 Act. The Agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

Investor Class shares are subject to a Distribution Plan. The amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses. Distribution Plan payments are subject to limits under the rules of the FINRA.

Under the Distribution Plan, the Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the Fund’s shares such as advertising, marketing and distributing the Fund’s shares and servicing the Fund’s investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for investors who are also their clients.  Such third party institutions may receive fees paid by the Fund, based on the average daily value of the Fund's shares owned by investors or fees based on the number of holding shares of the Fund, for whom the institution performs administrative and accounting services.  In addition, such services may include providing or arranging to provide shareholder support services not otherwise provided by the Corporation's transfer agent, and, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Corporation, processing shareholder transactions, and providing such other shareholder services as the Corporation may reasonably request.

The current Distribution Plan was initially approved on January 19, 2011, amended and restated on July 27, 2016, and provides that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Directors and also by a vote of the disinterested Directors, cast in person at least annually at a meeting called for the purpose of voting on the Distribution Plan.  The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors.  The Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the Fund.  While the Distribution Plan is in effect, selection of the nominees for disinterested Directors is committed to the discretion of the disinterested Directors.

The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% of the average daily net assets of the Fund.  Under the Distribution Plan, the Distributor or intermediary is entitled to receive from the Fund a fee, which is accrued daily and paid monthly, of up to 0.25% (currently 0.05%) of the average daily net assets of the Fund. Payments under the Distribution Plan are tied exclusively to marketing, distribution and/or shareholder servicing expenses actually incurred, and the payments may not exceed the expenses actually incurred.

The Plan provides that the Distributor must submit quarterly reports to the Directors setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.

Distribution Plan payments by the Fund by category for the most recent fiscal year were as follows:  Service Agent Platform Fees:  $23,557.

TRANSFER AGENT

Lee Financial Recordkeeping, Inc., 3113 Olu Street, Honolulu, Hawaii 96816-1425, a wholly-owned subsidiary of the Investment Manager, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agent Agreement initially approved by the Directors on January 19, 2011. The Transfer and Dividend Disbursing Agent Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation or of the Transfer Agent. Pursuant to the Transfer and Dividend Disbursing Agent Agreement, the Transfer Agent will receive a fee calculated at an annual rate of 0.06 of one percent (0.06%) of the Fund’s average daily net assets and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of the Transfer and Dividend Disbursing Agent, including:  receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to stockholders. The Transfer Agent has delegated certain of its duties and responsibilities to Ultimus Fund Solutions, LLC (“Ultimus”) as sub-transfer agent. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Shareholder Services Agreement does not duplicate services provided under the Transfer Agent Agreement.  Clerical services provided by, or arranged to be provided by, the Transfer Agent on behalf of the Fund under the Shareholder Services Agreement include personnel, as needed, equipment and supplies to respond to and process the shareholder inquiries.  Bookkeeping services provided by the Transfer Agent on behalf of the Fund pursuant to the Shareholder Services Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications.  As compensation for its clerical, bookkeeping and shareholder services the Transfer Agent receives a fee computed daily and payable monthly, at an annualized rate of up to 0.10% of the average daily net assets of the Fund.  The Transfer Agent is currently receiving 0.02% of the average daily net assets of the Fund for these services.

Fees paid by the Fund for the three most recent fiscal years:

	Transfer Agent Agreement	Shareholder Services Agreement
2015	$27,300	$45,501
2014	$23,098	$38,498
2013	$19,623	$32,705

Financial Statements
The Financial Statements of the Fund will be audited at least annually by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm. The Financial Statements for the fiscal year ended September 30, 2015, Financial Highlights for the respective periods presented and the report of Tait, Weller & Baker LLP are incorporated by reference into this SAI. However, no other parts of the 2015 Annual Report to Shareholders are incorporated by reference to this SAI. Shareholders may get copies of the Annual Report free of charge by calling the Corporation at the telephone number on the front page of this SAI or by visiting the Fund’s website at www.LeeHawaii.com.

EXHIBIT A

LEE FINANCIAL TACTICAL FUND

PROXY VOTING PROCEDURES

I.	INTRODUCTION
The following represents the Proxy Voting Procedures (“Procedures”) of Lee Financial Tactical Fund (the “Fund”). The purpose of these Procedures is to set forth the process by which the Fund will vote proxies related to the assets in its investment portfolio. These Procedures have been approved by the Board of the Fund and may be amended only by the Board.

II.	DELEGATION OF VOTING RESPONSIBILITY
The Board hereby delegates its voting responsibilities and duties with respect to proxy votes for portfolio securities of the Fund to Lee Financial Group Hawaii, Inc. (“Adviser”), the Investment Adviser of the Fund, provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.

III.	APPROVAL AND REVIEW OF PROCEDURES
The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for its clients, as attached hereto as an exhibit.  The Board hereby approves such procedures.

LEE FINANCIAL GROUP HAWAII, INC.

PROXY VOTING POLICIES

I.	INTRODUCTION
 Lee Financial Group Hawaii, Inc. (“Adviser”) is the investment adviser to the Lee Financial Tactical Fund (the “Fund”), a series of Lee Financial Mutual Fund, Inc. and certain individuals (“Accounts” and collectively with the Fund “Clients”). The Adviser has the authority to vote proxies for the Fund. The Adviser does not have authority to vote proxies for the Accounts. Therefore, under normal circumstances the Adviser does not vote proxies for clients other than the Fund.

An independent third party proxy service, Institutional Shareholder Services (“ISS”), has been retained by the Adviser for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of the Fund. The Adviser has directed ISS that in the event shares are going to be blocked from trading or otherwise will be restricted in the specific country from the time the vote is cast until the adjournment of the meeting, ISS will abstain from voting.

ISS will inform Adviser’s portfolio manager of any proxies that do not fall within the adopted guidelines, and will send the proxies in question to the portfolio manager for review, documentation of vote rationale, and signature.
In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser will act prudently, solely in the interest of the beneficial owners of the Fund.

II.	CONFLICTS OF INTERESTS
The Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  Conflicts may arise as to votes involving an investment company’s investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, the proxy shall be voted consistent with the recommendations of ISS provided that the Adviser believes that such a vote is consistent with the best interests of the Fund.

III.	PROXY ADMINISTRATION
Adviser provides ISS with daily holdings of the Fund. ISS has approved guidelines from LFG to ensure that all issues are voted. Quarterly reports are generated by ISS indicating the number of shares and how the shares were voted. The reports are reviewed quarterly.

A report summarizing each corporate issue and corresponding proxy vote will be available to clients upon request.

United States

Concise Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016

Published January 22, 2016

2016 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2016 proxy voting guidelines can be found at: http://www.issgovernance.com/policy-gateway/2016-policy-information/

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

[1]
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]
A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;
›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders' ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:
›	The level of impairment of shareholders' rights caused by the provision;
›	The disclosed rationale for adopting the provision;
›	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

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›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company's ownership structure and vote results;

[3]
Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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›	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year's support level on the company's say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own withhold only at their outside boards[6].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[5]	This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
[6]
Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

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Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized shares during the last three years

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

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B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

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2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay–MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:

[7]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

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1.	Peer Group[8] Alignment:

›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO's total pay relative to the peer group median.

2.	Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[10] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

[8]
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[9]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[10]	ISS research reports include realizable pay for S&P1500 companies.

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›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›	CIC payments with excise tax gross-ups (including "modified" gross-ups);
›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;

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›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:
›	The company’s three year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

[11]
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;

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›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company's current level of disclosure regarding its environmental and social performance.

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EXHIBIT B

LEE FINANCIAL MUTUAL FUND
(the “Fund”)

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

A.	Background

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has filed a registration statement on Form N-1A with the Securities and Exchange Commission (the “SEC”). Form N-1A requires the Fund to disclose in its prospectuses and statements of additional information certain information about its policies and procedures with respect to the disclosure of its portfolio securities and any ongoing arrangements to make available information about its portfolio securities. The following policies and procedures describe the circumstances under which the Fund or its investment adviser, Lee Financial Group Hawaii, Inc. (“LFG”), may disclose the Fund’s portfolio securities information. Notwithstanding such policies and procedures, any disclosures of the Fund’s portfolio securities information must be consistent with the antifraud provisions of the federal securities laws and the Fund’s or LFG’s fiduciary duties.

B.	Policies and Procedures

1.   Disclosure of Portfolio Holdings. The Fund and LFG shall only disclose information concerning securities held in the Fund’s portfolios (such as complete portfolio holdings, top-ten portfolio holdings, asset allocations, sector allocations, as well as other portfolio holdings statistics, hereinafter referred to as “portfolio securities information”) under one or more of the following circumstances:

(i)	No sooner than 3 calendar days following the end of each calendar quarter, the Fund intends to post the top-ten holdings for the Hawaii Municipal Fund portfolio and the complete portfolio holdings for the Lee Financial Tactical Fund portfolio and other portfolio securities information held by each of the Fund’s portfolios on any website maintained for the Fund or otherwise in a manner available to all shareholders. This information may then be separately provided to any person commencing the day after it is first published on the website. Such information shall remain available on the website at least until the Fund files with the SEC its annual/semiannual shareholder report or quarterly portfolio holdings report that includes such period.

(ii)	The Fund or LFG may disclose the Fund’s portfolio securities holdings information to selected third parties when the Fund has a legitimate business purpose for doing so.

(a)	Examples of instances in which selective disclosure of the Fund’s portfolio securities information may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with LFG; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

(iii)	As required by the federal securities laws, including the 1940 Act, the Fund shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR or Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

2.   Confidentiality and Duty not to Trade. In the event that the Fund or LFG discloses the Fund’s portfolio securities information to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

3.   Prohibition against Compensation. Neither the Fund, LFG nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of the Fund’s portfolio securities information.

4.   Persons Authorized to Disclose Information. With respect to the quarterly disclosure of portfolio holdings on any Fund website, LFG’s president or the Fund’s Chief Compliance Officer is authorized to prepare and post to any Fund website its portfolio securities information. With respect to any other disclosure of the Fund’s portfolio securities information, the Fund’s President and Treasurer and LFG’s president shall be authorized to disclose such information.

5.   Shareholders’ Best Interests and Conflicts of Interest. In order to ensure that the disclosure of the Fund’s portfolio securities information is in the best interests of the Fund’s shareholders and to avoid any potential or actual conflicts of interest with LFG, the Fund’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Fund’s portfolio securities information for legitimate business purposes shall be approved by the Fund’s Board of Directors in advance of such disclosure. This requirement shall not apply to the disclosure of the Fund’s portfolio securities information to the Fund’s existing service providers of auditing, custody, proxy voting and other services to the Fund in connection with the provision of their services to the Fund, to rating or ranking organizations or as otherwise provided herein.

6.   Board Oversight. The Board shall receive quarterly reports from LFG stating whether disclosures were made concerning the Fund’s portfolio securities information, pursuant to these policies and procedures, during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

EXHIBIT C
LEE FINANCIAL MUTUAL FUND
(the “Fund”)
Form of Policies and Procedures With Respect to
Frequent Purchases and Redemptions

Section 1.	Policy

The Board of Directors (the “Board”) of the Fund has determined that market timing or frequent, short-term trading is not in the best interest of the Fund or its shareholders. In order to deter such trading activity, the Board has determined to limit shareholders in each Fund to six exchanges among the Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions or transactions in omnibus accounts as described below.  In order to implement this policy, the Funds are directed to monitor trading activity in the Funds and follow the procedures set forth in Section II. The Board recognizes that the procedures set forth in Section II may differ from the procedures used by various financial intermediaries for similar purposes and it is also recognized that there is no guarantee that the Fund’s administrator (“Administrator”) will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

Section II.	Procedures

On a bi-weekly basis (once every two weeks), the Administrator shall determine which accounts have placed large exchanges among the Funds using a specified threshold. Initially, the threshold shall be $25,000; however, the threshold may be increased or decreased based upon the initial threshold serving as an adequate basis for detection of excessive short-term trading. The account history for every exchange transaction over such threshold shall be reviewed.

If the Administrator determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Funds, the account shall be flagged as a Potential Market Timer (“PMT”) and shall undergo further review. The Administrator may use an independent market timing system to assist in the daily review of Fund accounts.

If after further review, it is determined that a PMT account has exceeded the current trading policy limits or has otherwise engaged in market timing, the Administrator shall take one of the following actions with respect to accounts identified as belonging to the PMT:

Reject additional purchase or exchange orders;
Extend settlement of redemption transactions up to seven days;
Reject all trades in the current PMT account; or
Terminate the selling group agreement with the PMT.

It is understood that it may not be possible to monitor all accounts belonging to the PMT, but reasonable efforts will be made to do so.

The administrator shall notify the Fund’s transfer agent as well as the PMT or, its related financial intermediary, that such action has been taken using procedures adopted by the Administrator that are reasonably designed to document the suspected market timing activity as well as keep the Funds and the Board informed regarding implementation of  the frequent trading policy.

For those accounts held in omnibus account arrangements with financial intermediaries, including: broker-dealers; banks, investment advisers; record-keepers; retirement plans; trusts; and fee-based program accounts, where such omnibus accounts generally do not identify customers’ trading activity on an individual basis, the Fund shall seek assurances from the intermediary that it has procedures adequate to monitor and address frequent, short-term trading.

LEE FINANCIAL MUTUAL FUND, INC.

HAWAII MUNICIPAL FUND
Investor Class – Ticker:  SURFX

RESTATED AND AMENDED STATEMENT OF ADDITIONAL INFORMATION
dated August 11, 2016

Lee Financial Mutual Fund, Inc. (“Corporation”) is a series investment company organized as a Maryland corporation. In this Statement of Additional Information (“SAI”) all references to any series of the Corporation will be called the “Fund” unless expressly noted otherwise. Hawaii Municipal Fund (“Fund”), is a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund offers one class of shares: Investor Class. The Fund is managed by Lee Financial Group Hawaii, Inc. (the “Investment Manager”).

This SAI is not a prospectus and should be read in conjunction with the Fund’s Prospectus. A copy of the Prospectus dated February 1, 2016 and shareholder reports may be obtained without charge by calling (808) 988-8088 (collect) or (800) 354-9654 or visiting the Fund’s website at www.LeeHawaii.com.

The Prospectus and this SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission (“Commission” or “SEC”). This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

The audited financial statements and the related report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm of the Fund, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Annual Report are incorporated by reference.

TABLE OF CONTENTS

Fund History	2
Investment Strategies and Risks	2
Description of Municipal Securities Ratings	11
Tax Information	19
Management of the Fund	21
Investment Management Agreement	25
Portfolio Manager	27
Custodian	28
Fund Accounting	28
Independent Registered Public Accounting Firm	28
Portfolio Transactions	28
Purchasing and Redeeming Fund Shares	29
The Distributor	30
Transfer Agent	32
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FUND HISTORY

The Corporation was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 40,000,000 shares have been allocated to the Fund.  The Corporation is an open-end, management investment company, and the Fund is not diversified.  All shares have like rights and privileges.  Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the Fund, and (2) equal dividend, distribution and redemption rights to assets of the Fund.  Shares when issued are fully paid and nonassessable.  The Corporation also offers the Lee Financial Tactical Fund, which is not described in this document.  The Corporation may create other series or classes of stock but will not issue any senior securities.  On October 1, 2014 the Corporation changed its name from First Pacific Mutual Fund, Inc. to Lee Financial Mutual Fund, Inc. and the First Pacific Low Volatility Fund changed its name to Lee Financial Tactical Fund.

By Charter Amendment approved by a majority of the Corporation’s shareholders on December 18, 2007, the Corporation’s Board of Directors may in its discretion, without the vote or consent of the Fund’s shareholders, cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of the Fund or any other series or class of the Corporation established in the future. Such redemption could be made for any purpose, including, without limitation, a reorganization or liquidation of one or more series or classes of shares. If such a redemption or liquidation occurs, the shareholders of the Fund or any class thereof would be entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Corporation will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Corporation. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Corporation intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940, as amended (“1940 Act”). Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.

The Fund may use “Lee Financial” in its name so long as Lee Financial Group Hawaii, Inc. or an affiliate thereof, acts as its investment manager.

INVESTMENT STRATEGIES AND RISKS

The investment objective of the Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. The Fund will attempt to achieve its objective by investing primarily in a portfolio of investment grade obligations with maturities of up to 40 years and the Fund has an average expected stated maturity of 10-25 years. The Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.

Fundamental investment restrictions, which limit the investments of the Fund, provide that the Fund may not:

1.         Issue senior securities.

2.         Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

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3.         Invest more than 25% of its assets in a single industry. The Fund may from time to time invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have significant effect on Fund performance. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Fund may be subject to greater risk as compared to a fund that does not follow this practice.

4.         Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the SAI and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. The Fund’s investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund’s net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value. Notwithstanding this investment restriction, the Fund may enter into “when-issued” and “delayed delivery” transactions.

5.         Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

6.         Buy any securities “on margin.”  The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

7.         Sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading “Investment Practices” in the Prospectus.

8.         Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

9.         Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract (“restricted securities” or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's net assets would be so invested.

10.       Make investments for the purpose of exercising control or participation in management.

11.       Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

12.       Invest in equity, interests in oil, gas or other mineral exploration or development programs.

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13.       Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

14.       The Fund will invest, under normal circumstances, at least 80% of its total net assets in investments in which the income is exempt from both federal and State of Hawaii income tax. The total net assets subject to this 80% requirement may include securities that generate income subject to the alternative minimum tax.

The Fund may not change any of these investment restrictions or its investment objective without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy.

As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

Frequent portfolio turnover is not anticipated. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize a capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

Municipal Securities.  Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax. The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special obligation” bonds, which include “industrial revenue bonds.” General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The “issuer” of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

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The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.

Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due.  Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues, accordingly, the Fund will seek to reduce risk through investing in multiple issuers, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence the Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. The Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the Fund.

Hawaii Bonds.  Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness).  They are:

1.         General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

2.         Bonds issued under special improvements statutes;

3.         Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

4.         Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds.  Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature.  Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

The Constitution provides that determinations of the total outstanding indebtedness of the State and the exclusions therefrom shall be made annually and certified by law or as prescribed by law.  General obligation bonds may be issued by the State provided that such bonds at the time of issuance would not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal years immediately preceding such issuance. For the purposes of such determination, General Fund revenues of the State do not include monies received as grants from the federal government and receipts in reimbursement of any reimbursable general obligation bonds which are excluded in computing the total indebtedness of the State.

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Because the Fund will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

Recent developments in Hawaii’s economy, along with most of the U.S. and global economy, have positively impacted the performance of Hawaii’s economic indicators for the third quarter of 2015.  Hawaii’s economic outlook is expected to continue positive growth from most of the economic indicators, as compared with the same quarter of 2014. According to the State of Hawaii Department of Business, Economic Development and Tourism’s (“DBEDT”), “Hawaii’s economy is expected to continue positive growth for the rest of 2015 and into 2016.”The data below has been gathered from DBEDT's Quarterly Statistical Economic Report, Executive Summary 4th Quarter 2015.

Hawaii’s civilian employment count totaled 650,900 an increase of 1.5% in the third quarter of 2015 compared to the third quarter of 2014, experiencing the twelfth quarterly increase. Hawaii’s civilian labor force increased 0.6% as compared to the same period 2014. The civilian unemployed averaged 23,000 in the third quarter of 2015, a decrease of 20.7% for the same quarter of 2014.

Civilian non-agriculture wage and salary jobs increased 1.7% in the third quarter of 2015 compared to the same period 2014, experiencing the twentieth consecutive quarterly increase, mainly due to job gains in the private sector. Job growth for the period was recorded in Health Care and Social Assistance; Natural Resources, Mining and Construction; Food Services and Drinking Places; Retail Trade; Professional and Business Services; and Transportation, Warehousing & Utilities, which amounted to increases of 2.8%, 5.2%, 2.7%, 2.2%, 1.8%, and 4.3%, respectively. Job losses impacted Manufacturing, Accommodation, and Information sectors which amounted to decreases of 3.6%, 0.5%, and 2.4%, respectively. The three levels of government had job decreases of 0.7% in the third quarter of 2015 compared to the period 2014.

According to the U.S. Bureau of Economic Analysis, Hawaii's nominal personal income increased 4.1% in the second quarter of 2015 from the second quarter of 2014, noting that the increase excludes inflation so that the growth of real personal income was smaller. For the period, annualized Personal Current Transfer Receipts increased 4.3%, Supplements to Wages and Salaries increased 2.6%, Proprietors’ Income increased 7.3%, Dividends, Interest, and Rent increased 3.9%, and Wages and Salaries increased 3.8%.

For the third quarter of 2015 compared to the third quarter of 2014, collections in the General Excise and Use Tax and Transient Accommodations Tax revenues increased 10.2% and 7.9%, respectively, and Net Individual Income Tax revenues and Net Corporate Income Tax revenues increased 14.8% and 221.9%, respectively.

    The tourism sector had visitor arrival increases in both domestic and international visitor arrivals in the third quarter of 2015.  Since the third quarter of 2009, visitor arrivals have increased steadily, with the exception of the fourth quarter of 2013. Although visitors had shorter lengths of stay during the third quarter of 2015 and tourists spent less on a daily basis, hotel occupancy rates were higher, increased total airline capacity and along with increases in domestic and international visitor arrivals added to the positive growth. Year-to-date in 2015, the number of visitor arrivals by air, visitor expenditures increased 4.3%, and 2.7%, respectively, and average daily census increased 3.8% from the same period 2014.

Construction activity was mostly positive for the third quarter of 2015. Construction jobs, increased by 5.2% in the third quarter of 2015 compared to the third quarter of 2014. Private building authorizations were up 13.0% and Government contracts awarded increased 23.4%, while State government Capital Improvement Plan expenditures decreased 20.7%, in the third quarter of 2015 compared to the same period 2014.

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Bankruptcy filings decreased 10.3% for the third quarter of 2015 compared to the same period in 2014, the nineteenth quarter-over-quarter decline since the first quarter of 2011.

      DEBDT is forecasting that Hawaii’s economy is expected to continue positive growth into the fourth quarter of 2015 and into 2016. “Hawaii’s economy depends significantly on conditions in the U.S. economy and key international economies, especially Japan.” According to the November 2015 Blue Chip Economic Consensus Forecasts, the U.S. economy is expected to grow 2.4% in 2015 and 2.6% in 2016. Blue Chip Economic Consensus Forecasts that the Japan economy is expected to increase 0.6% in 2015 and 1.1% in 2016. Hawaii’s economy, measured by real GDP (Gross Domestic Product) projections for 2015 indicate an increase of 2.0% and an increase of 2.3% in 2016.

Hawaii’s economy is largely impacted by tourism. DBEDT expects visitor arrivals for 2015 to increase 4.3% and visitor days decline to 4.0%. DBEDT has revised its forecast for visitor expenditures in 2015 downward to 3.2%. DBEDT forecasts growth rates for visitor arrivals, visitor days and visitor expenditures to be 1.7%, 1.8% and 3.5%, respectively in 2016.

DBEDT forecasts that beyond 2016 Hawaii’s economy should continue on an expansion path, with forecasted increases in job growth, visitor arrivals, visitor expenditures and real personal income accompanied by a decrease in the unemployment rate. These economic forecasts assumed that there are improvements in national and international economies and no new catastrophic event will occur to impact the Hawaii economy.

According to the State of Hawaii there are lawsuits and claims, that, if ultimately resolved against the State, could have a material adverse effect on the State’s financial condition or as to which the State is unable to predict the magnitude of its potential liability, if any.  Such lawsuits and claims include those involving (i) the Office of Hawaiian Affairs (“OHA”) and certain land (the “Ceded Lands”) transferred in 1898 by the Republic of Hawaii to the United States and in 1959, upon the State’s admission to the Union, by the United States to the State (as to, among other things, claims to a portion of the income and proceeds of the Ceded Lands); (ii) the Hawaiian Home Lands Trust and the Department of Hawaiian Home Lands (as to certain alleged breaches of trust and fiduciary duties and related individual claims by beneficiaries of the Hawaiian Homes Commission Act of 1920, referred to herein as the “Individual Claims Cases” and separately, as to alleged violations of Article XII, Section 1 of the State Constitution for the Legislature not providing sufficient funding for the Department’s Administration and Operating Budget, referred to herein as “Nelson”); (iii) the Hawaii Employer-Union Health Benefits Trust Fund (“EUTF”) (as to the alleged rights of retirees and their dependents to health care benefits equivalent to those provided to active employees and their dependents).

U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as “GNMA”); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks and the Federal National Mortgage Association (“Fannie Mae”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Mac”). On September 7, 2008, Fannie Mae and Freddie Mac (collectively the “GSEs”) were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

In accordance with Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities issued or guaranteed by Freddie Mac and Fannie Mae.

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Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by Standard & Poor’s Ratings Service (“S&P” or “Standard & Poor’s”) or Aa3, or better, by Moody’s Investors Service (“Moody's”);  prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States.  Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. Investment in U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac may involve the risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.  When the Investment Manager determines that there is a period of adverse market conditions, including when Hawaiian tax-exempt securities are unavailable, the Fund may maintain uninvested cash or invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.

Investment Practices of the Fund.
Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as “initial margin.” Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as “maintenance margin.” In situations in which the Fund is required to deposit additional maintenance margin, and if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so.  When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The Fund will comply with SEC requirements concerning such excess margin.

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The Fund may also purchase and sell put and call options on financial futures, including options on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the “strike price”) determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder.  If the value of the underlying futures position is not such that the exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The SEC requires that the obligations of mutual funds, such as the Fund, under option sale positions must be “covered.”

The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Fund's total assets (taken at current value).

Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager’s predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in a portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due to, among other things, daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

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Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

The Fund's hedging activities are subject to special provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If the Investment Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities.

Regulation as a Commodity Pool Operator
The Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

“When-issued” and “delayed delivery” transactions. The Fund may engage in “when-issued” and “delayed delivery” transactions and utilize futures contracts and options thereon for hedging purposes. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation, the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The SEC generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in “when-issued” and “delayed delivery” transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund.  The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made.  Reverse repurchase agreements are treated as a borrowing by the Fund and will be used as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.
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Cyber Security Risk.  The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Investment Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
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“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

            Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
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“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
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“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
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Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
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The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
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“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality.In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
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Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.
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About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are, and must be construed solely as, statements of forward-looking opinions as to the creditworthiness of an issuer, which are based on the quantitative and qualitative analyses done by DBRS in accordance with applicable methodologies, models and criteria (“Methodologies”). Credit ratings are not statements of fact. DBRS credit ratings exclusively address credit risk and not any other types of risk.  Although there are numerous non-credit risks that can impact the performance of ratings, these are not captured in credit ratings. Non-credit risks include (among others) market risk, market liquidity risk, covenant risk and non-cumulative risk.

The data and information received on which DBRS bases its opinions is not audited or verified by DBRS. Ratings may be upgraded, downgraded, placed “under review” with the appropriate Implications designation, confirmed and discontinued.  Certain ratings are also assigned trends that may change over time.

DRBS uses rating symbols as a concise method of expressing its opinion to the market.

TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.
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First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year.  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and reported by the Fund as an exempt-interest dividend in written statements furnished to its shareholders. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

An investment in a tax-exempt fund is not intended to constitute a balanced investment program. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Fund’s dividends being tax-exempt, but such dividends may be ultimately taxable to the beneficiaries when distributed. In addition, the Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.  “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.
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For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year beginning on or before December 22, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. For capital losses realized in taxable years beginning after December 22, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by the Fund in its taxable year beginning October 1, 2011 and in subsequent taxable years are permitted to be carried forward indefinitely. As of September 30, 2015, the Fund had a capital loss carryforward of $1,156,096, of which $547,947 expires in 2017 and $120,704 expires in 2018 and $290,254 short-term capital loss and $197,191 long-term capital loss which do not expire.

MANAGEMENT OF THE FUND

The Officers and Directors of the Corporation, their principal occupations for the last five years and their affiliation, if any, with the Investment Manager, or the Corporation's Distributor, are shown below. Interested persons of the Corporation as defined in the 1940 Act are indicated by an asterisk (*) in the table below. The Officers of the Corporation manage its day-to-day operations. The Corporation’s Investment Manager and its Officers are subject to the supervision and control of the Directors under the laws of the state of Maryland. Unless otherwise indicated below, the address of each Director and Officer is c/o Lee Financial Group Hawaii, Inc., 3113 Olu Street, Honolulu, HI  96816-1425.

Name, Age and Address	Position & Office With the Corporation	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Corporation Complex Overseen by Director**	Other Directorships Held by Director During the Past Five Years
DISINTERESTED DIRECTORS
Clayton W.H. Chow (63)	Director	Unlimited Term 27 years	Retired; March 2012-August 2014, Sales Manager, Estes Express; April 2010 –January 2012, Sales Consultant, Henry Schein Dental; prior to April 2010, Office Technology Specialist, Xerox Corporation, and Account Executive, Roadway Express	2	None
Lynden M. Keala (61)	Director	Unlimited Term 26 years	February 2014–Present, Account Executive, American Solutions for Business; September 2005-January 2014, Account Executive, Workflow One (formerly The Relizon Company)	2	None
Stuart S. Marlowe (75)	Director	Unlimited Term 27 years	Owner, Surfside Sales and Marketing (Sales and marketing of music for the State of Hawaii)	2	None
Karen T. Nakamura (71)	Director	Unlimited Term 18 years	January 2015-Present, Karen T. Nakamura Associates, Partner; December 2000-Present, Vice President, Wallpaper Hawaii, Ltd.; December 1998-December 2014, CEO, Building Industry Association of Hawaii	2	None
Kim F. Scoggins (68)	Director	Unlimited Term 18 years	Vice President & Division Manager, Colliers International HI, LLC	2	None
INTERESTED DIRECTORS
Terrence K.H. Lee (58)*	Director, Chairman, President and CEO	Unlimited Term 27 years	Director, President and CEO, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.	2	None
OFFICERS
Nora B. Foley (55)	Treasurer (Since October 2004), Chief Compliance Officer (Since October 2004), Assistant Secretary (Since July 2002)	Vice President, CCO, CFO, and Treasurer Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
Charlotte A. Meyer (62)	Assistant Treasurer (Since October 2004)	Director, Assistant Treasurer and Vice President, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
Lugene Endo Lee (59)	Secretary (Since July 1991)	Director, Secretary and Vice President, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
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Terrence K.H. Lee and Lugene Endo Lee are husband and wife.
Terrence K.H. Lee is an interested person of the Corporation by virtue of his relationship as a director, officer and shareholder of the Fund’s investment manager, as a director and officer of the Fund’s principal underwriter and transfer agent and because he has had a material and professional relationship with the Corporation for the last two completed calendar years.
**	Each Corporation director oversees two portfolios of the Corporation that are currently offered for sale.

Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director for the Fund.  Mr. Chow has substantial local business and management experience as an office technology specialist.  Mr. Keala’s experience as an account executive for two operating companies brings significant local business and sales experience to the Board.  Mr. Marlowe has more than 30 years of business, leadership and entrepreneurial experience as founder and president of a business enterprise and currently as owner of a local sales and marketing firm.  Ms. Nakamura has substantial business and management experience as a senior executive with operating companies and previous experience as a board member of another mutual fund. Mr. Scoggins has substantial business experience as a senior executive of a commercial real estate firm and has previous experience as a board member of another mutual fund. Mr. Lee brings over three decades of investment management and senior executive business experience as an investment adviser and as the founder, director, president and chief executive officer of the Fund’s Investment Manager, transfer agent and distributor.

Audit Committee
      The Audit Committee of the Fund (“Committee”) oversees the Fund’s financial reporting process and internal controls and monitors the Fund’s internal audit plans. With the assistance of the independent accountants of the Fund, the Committee ensures the adequacy of Fund reporting, internal controls and personnel, information systems, quality of the Fund’s accounting principles, clarity of the Fund’s financial disclosures and degree of aggressiveness or conservatism of accounting principles.

      The Committee provides assistance to the Fund’s Directors in fulfilling their responsibilities to the Fund relating to fund accounting, reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Committee to maintain a free and open means of communication among the Directors, the independent accountants and the Fund’s officers.
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Each non-interested Director serves as a member of the Committee.

The Audit Committee held three meetings during the fiscal year ended September 30, 2015.

Nominating Committee
The Nominating Committee’s mission is to promote the effective participation of qualified individuals on the Board of Directors and Committees of the Board.

Each non-interested Director serves as a member of the Nominating Committee.

The Nominating Committee held one meeting during the fiscal year ended September 30, 2015.

The Nominating Committee will not consider nominees recommended by security holders.

      The Board is currently composed of six Directors, five of whom are “disinterested directors.”  The Board has appointed Mr. Lee, the Board’s only interested Director, to serve as the Chairman of the Board.  The Board has also engaged the Investment Manager to manage and administer the Fund.  All parties engaged to render services to the Fund are subject to the oversight of the Board.  The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison to the third-party service providers and other Directors and officers and performs such acts and duties as may be permitted by the Fund’s Articles of Incorporation, Bylaws, Fund policies and governing law.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  Effective July 27, 2016, Mr. Scoggins has been appointed as the Lead Independent Director for a two year term.  The Lead Independent Director coordinates the activities of the independent Directors, such as by chairing separate meetings of the independent Directors and by raising and discussing issues with legal counsel on an as needed basis.  The Lead Independent Director is also b the point of contact among the independent Directors with whom Fund management could discuss matters between Board meetings.  The Board conducts regular  meetings at least four times a year and special meetings, either in person or telephonic, to ensure the uninterrupted oversight and management of the Fund.  The Board also relies on professionals, such as the independent registered public accountants and legal counsel, and the Fund’s Chief Compliance Officer to assist the Directors in performing their oversight responsibility.  Each of the Board’s standing committees are comprised exclusively of the disinterested Directors of the Fund.  The Board has established the committees described above and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight.  The Board reviews its leadership structure during its periodic self-assessments and based on that review, has determined that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board lead by independent Directors, the frequent communications with professionals retained to serve the Fund, including the Investment Manager, legal counsel, financial and accounting professionals and compliance personnel, that enhance the Board’s oversight.

The Board performs its risk oversight function for the Fund through a combination of direct oversight by the Board as a whole and its committees and indirectly through the Investment Manager, Fund officers, compliance personnel and other service providers. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Day-to-day risk management functions are within the responsibilities of the Investment Manager and the other service providers retained to carry out the Fund’s investment management and business affairs. The Board provides risk oversight through:  receiving and reviewing on a regular basis reports on a variety of matters, including matters related to risk assessments determined by the Investment Manager and other service providers; receiving, reviewing and approving compliance policies and procedures; periodic meetings with the portfolio managers to review investment policies, strategies and risks; meetings with key personnel from the principal service providers to review, discuss and provide guidance and direction with respect to the activities and operations of the Fund; and meeting regularly with the Chief Compliance Officer of the Fund to discuss compliance findings and issues. The Audit Committee also receives periodic reports from the Fund’s independent registered public accounting firm and from the Fund’s Treasurer on internal control, disclosure controls and procedures and financial reporting matters.

The Board also relies on the Investment Manager, with respect to day-to-day operations and activities of the Fund, to create and maintain processes and controls to minimize risk and the likelihood of adverse effects on the Fund’s business and reputation.
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Set forth below is the dollar range of securities of the Fund or the Corporation beneficially owned by each Director as of December 31, 2015:

Name of Director	Dollar Range of Securities In the Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies overseen by Director in Family of Investment Companies
Disinterested Directors
Clayton W.H. Chow	$1 - $10,000	$1 - $10,000
Lynden M. Keala	$1 - $10,000	over $100,000
Stuart S. Marlowe	$1 - $10,000	$10,001 - $50,000
Karen T. Nakamura	over $100,000	over $100,000
Kim F. Scoggins	over $100,000	over $100,000

Interested Director
Terrence K.H. Lee	$50,001 - $100,000	over $100,000

The compensation of the Officers, other than the Corporation’s Chief Compliance Officer, who are interested persons (as defined in the 1940 Act) of the Investment Manager is paid by the Investment Manager.  The Corporation pays the compensation of all other Directors of the Corporation who are not interested persons of the Investment Manager for services or expenses incurred in connection with attending meetings of the Board of Directors and pays Lee Financial Group Hawaii, Inc. for the compensation of the Chief Compliance Officer.  The Directors and Officers as a group own less than 1% of the Fund's shares.  Set forth below is the Directors’ and Chief Compliance Officer’s compensation for the most recent fiscal year:

Name of Person, Position	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued As Part of Corporation Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Corporation
Disinterested Directors
Clayton W.H. Chow	$3,250.00	0	0	$3,250.00
Director

Lynden M. Keala	$2,600.00	0	0	$2,600.00
Director

Stuart S. Marlowe	$3,250.00	0	0	$3,250.00
Director

Karen T. Nakamura	$3,250.00	0	0	$3,250.00
Director

Kim F. Scoggins	$2,600.00	0	0	$2,600.00
Director

Chief Compliance Officer
Nora B. Foley	$83,125.10	0	0	$83,125.10

Interested Director
Terrence K.H. Lee	$0.00	0	0	$0.00
Director, Chairman, President and CEO
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Code of Ethics
The Corporation has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.  The Distributor and Investment Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act of 1940, as amended, that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies
The Proxy Voting Procedures (“Procedures”) of the Corporation are attached as Exhibit A to this SAI.  The purpose of these Procedures is to set forth the process by which the Fund will vote proxies related to the assets in its investment portfolio.  Under normal circumstances, the Fund does not hold any voting securities in its investment portfolio.  However, under limited circumstances, the Fund may hold money market mutual fund shares.  The Procedures have been approved by the Board and may be amended only by the Board.

The Board has delegated its voting responsibilities and duties with respect to proxy votes for portfolio securities to Lee Financial Group Hawaii, Inc., provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by contacting the Investment Manager at (800) 354-9654 or by visiting the Fund’s website at www.LeeHawaii.com or the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings Policies
The Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings (“Procedures”) of the Corporation are attached as Exhibit B to this SAI.  In addition to the disclosure of portfolio holdings to the Fund’s Service Providers and certain rating and ranking organizations, the following vendors receive the portfolio holdings information on an on-going basis for legitimate business purposes: Morningstar DirectSM, Financial Tracking Technologies LLC, Stifel Nicolaus, IKAIKA Communications and Professional Image, Inc.

INVESTMENT MANAGEMENT AGREEMENT

Subject to the authority of the Directors and under the laws of the State of Maryland, the Investment Manager and the Corporation’s Officers will supervise and implement the Fund’s investment activities.  The Investment Manager implements the investment program of the Fund and the composition of its portfolio on a day-to-day basis.

The Investment Management Agreement between the Investment Manager and the Corporation provides that the Investment Manager will provide portfolio management services to the Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and the selection of brokers through whom the Fund's portfolio transactions are executed.  The Investment Manager is responsible for evaluating the portfolio and overseeing its performance.

The Investment Manager also administers the business affairs of the Corporation, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation, other than as the Corporation’s Chief Compliance Officer, if duly elected to such positions.  The Investment Manager provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation.  This includes investment management and supervision, remuneration of Directors, Officers, other than the Corporation’s Chief Compliance Officer, and other personnel, rent, and such other items that arise in daily corporate administration.  Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Corporation, providing the necessary office space, equipment and personnel for Fund business and assisting in the maintenance of the Fund’s federal registration statement and other documents required to comply with federal and state law.  Not considered normal operating expenses, and therefore payable by the Corporation, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the SEC and the Securities Departments of the various States, brokerage costs, dues and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Corporation, its Directors or Officers may be subject or a party thereto.  As compensation for the services provided by the Investment Manager, the Fund pays the Investment Manager a fee at the annual rate of 0.50 of one percent (0.50%) of its average daily net assets.
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Fees paid by the Fund for the three most recent fiscal years:

Investment Management Agreement
2015	$839,899
2014	$811,780
2013	$853,260

The Investment Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

In the event the expenses of the Fund for any fiscal year exceed the limit set by applicable regulation of state securities commissions, if any, the compensation due to the Investment Manager hereunder will be reduced by the amount of such excess.

The current Investment Management Agreement between the Fund and the Investment Manager was initially approved on May 14, 1991.  The Investment Management Agreement continues in effect for successive annual periods, so long as such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreement or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval.  The Investment Management Agreement provides that either party may terminate by giving the other not more than sixty days’, nor less than thirty days’, written notice.  The Investment Management Agreement will terminate automatically if assigned by either party.

The Investment Manager's activities are subject to the review and supervision of the Corporation's Board of Directors, to whom the Investment Manager renders periodic reports of the Fund's investment activities.

The Investment Manager also serves as administrator for the Corporation pursuant to an Administrative Agreement initially approved by the Directors on October 14, 1999 and amended and restated on July 27, 2016.  The Administrative Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation.  Administrative services shall include the compliance matters of the Fund.  Pursuant to the Administrative Agreement, until July 27, 2016 the administrator received a fee calculated at an annual rate of up to 0. 0.05% of the Fund’s average daily net assets.  Effective July 27, 2016, the administrative fee changed to an annual rate of up to 0.10% of the Fund’s average daily net assets.  The administrator is currently receiving 0.02% of the average daily net assets of the Fund for these services.

As the administrator, the Investment Manager shall furnish the Fund administrative services.  Administrative services shall include, but are not limited to, the following compliance matters of the Fund:  filings with the SEC, the Financial Industry Regulatory Authority, and state and other regulatory organizations (updating, amending and filing prospectus, annual and semi-annual reports, proxy material and blue sky requirements); establishing and maintaining written supervisory procedures and compliance manuals; researching and communicating changes in applicable rules and regulations; and preserving all books and records.
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Fees paid by the Fund for the three most recent fiscal years:

Administrative Agreement
2015	$33,593
2014	$32,469
2013	$34,128

Mr. Lee, Director, President and Chief Executive Officer of the Investment Manager, Ms. Meyer, Director, Vice President and Assistant Treasurer of the Investment Manager, Ms. Lee, Director, Vice President and Secretary of the Investment Manager, and Ms. Foley, Vice President, Chief Compliance Officer, Chief Financial Officer and Treasurer of the Investment Manager, are affiliated with both the Corporation and the Investment Manager.  Mr. Lee owns the majority of the stock of, and controls, the Investment Manager.  The stock of the Investment Manager, owned by Mr. Lee and by other stockholders who are not controlling persons, is subject to certain agreements providing for rights of first refusal as to such stock.

As of December 31, 2015, the following persons held of record or beneficially 5% or more of the outstanding shares of the Hawaii Municipal Fund Investor Class:

Charles Schwab & Co. Inc.
Special Cust Account for the Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
Beneficial Owner
5.22%

PORTFOLIO MANAGER

Terrence K.H. Lee serves as the portfolio manager of the Fund.

Other Accounts Managed:  The following provides information regarding other accounts, other than the Fund, managed by the portfolio managers as of September 30, 2015.

Type of Accounts	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Performance-Based Advisory Fees	Total Assets Managed with Performance-Based Advisory Fees
Terrence Lee
Registered Investment Companies	1	$45,693,043	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	5	$859,494	None	$0

Ownership of Securities:  As of September 30, 2015, the dollar range of the Fund’s shares beneficially owned by Mr. Lee was $50,001 - $100,000.

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Compensation: The portfolio manager’s compensation is a fixed salary that is based on core job responsibilities and business considerations. His salary is not based on Fund or account performance. In addition, all employees meeting certain participant requirements, including the portfolio manager, are eligible to participate in the Investment Manager’s 401k profit sharing plan, in which certain employer contributions are based on the overall financial condition of the Investment Manager.

Conflicts of Interest: Mr. Lee is responsible for managing the Fund as well as other accounts. Mr. Lee may manage accounts which may have materially higher or lower fee arrangements than the Fund. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, it is possible that due to varying investment restrictions among accounts or other reasons, certain investments could be made for some accounts and not others, or conflicting investment positions could be taken among accounts.

The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The firm seeks to provide best execution of all securities transactions and may aggregate and then allocate securities to client accounts.  To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.  In addition, the Investment Manager and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected by the Investment Manager between the Fund and another client account.  The Investment Manager conducts periodic reviews of trades for consistency with these policies.

CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104, is the custodian for the Fund and has custody of all securities and cash pursuant to the terms of a custodian agreement with the Corporation.  The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.

FUND ACCOUNTING

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite #450, Cincinnati, Ohio 45246, provides fund accounting services for the Corporation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Corporation is Tait, Weller & Baker LLP, 1818 Market Street, Suite #2400, Philadelphia, Pennsylvania 19103-2108.

PORTFOLIO TRANSACTIONS

The Investment Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services.  These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Investment Manager, including quotations necessary to determine the value of the Fund’s net assets.  Any research benefits derived are available for all clients of the Investment Manager.  Since statistical and other research information is only supplementary to the research efforts of the Investment Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Investment Manager may (subject always to best price and execution) take into consideration that certain firms provide market, statistical or other research information to the Fund.  Securities may be acquired through firms that are affiliated with the Corporation, its Investment Manager, or its Distributor and other principal underwriters acting as agent, and not as principal.  Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

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If it is believed to be in the best interests of the Fund, the Investment Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security in a so-called “riskless principal” transaction) than would be the case if no weight were given to the broker's or dealer's furnishing of those services.  This will be done, however, only if, in the opinion of the Investment Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

If purchases or sales of securities of the Fund and of one or more other clients advised by the Investment Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective size of the Fund and the amount of securities to be purchased or sold.  Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

The Directors have adopted certain policies incorporating the standards of Rule 17e-1 under the 1940 Act issued by the SEC which requires that the commission paid to the Distributor and other affiliates of the Corporation must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.  The rule and procedures also contain review requirements and require the Distributor to furnish reports to the Directors and to maintain records in connection with such reviews.

The Fund does not currently expect to incur any brokerage commission expense on transactions in its portfolio securities because debt instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

During each of the fiscal years ended September 2015, 2014, and 2013, the Fund did not effect brokerage transactions with the Distributor or any other affiliated broker.

PURCHASING AND REDEEMING FUND SHARES

Shares of the Fund may be purchased and redeemed by customers of broker-dealers or other financial intermediaries (“Service Agents”) which have established a shareholder servicing relationship with their customers.  These Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent, or authorized designee, accepts the order.  Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by a Service Agent or authorized designee.  Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees.  The Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions.  Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions.  Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Fund were purchased directly from the Distributor.  Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Distributor.

Service Agents may enter confirmed purchase and redemption orders on behalf of their customers.  If shares of the Fund are purchased in this manner, the Service Agent must receive your investment order before the close of the New York Stock Exchange, and transmit it to the Fund’s Transfer Agent prior to a designated time contracted with the Transfer Agent, to receive that day’s share price.  Proper payment for the order must be received by the Transfer Agent in accordance with settlement instructions agreed upon between the Fund and the Service Agent.  Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

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The Investment Manager and/or its affiliates provide additional cash payments out of their own resources to financial intermediaries that sell shares of the Fund or provide other services to shareholders.  Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Fund.  Cash compensation also may be paid to intermediaries for inclusion of the Fund on a sales list or in sales programs.  These payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Fund to you.

The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place.  To avoid additional operating costs and for investor convenience, share certificates will no longer be issued.

Under certain circumstances, an investor may purchase Fund shares by delivering to the Fund securities eligible for the Fund’s portfolio.  All in-kind purchases are subject to prior approval by the Investment Manager.  Prior to sending securities to the Fund with a purchase order, investors must contact the Investment Manager at (808) 988-8088 for verbal approval on the in-kind purchase.  Acceptance of such securities will be at the discretion of the Investment Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels.  Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order.  Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities at the value next determined after receipt of the purchase order.  Approval of the Investment Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or Fund shares issued in exchange for such securities.  The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another.  The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

The minimum initial investment for Fund shares is $10,000.00 and the minimum subsequent purchase amount is $100.00.  This requirement may be waived at the Distributor’s discretion.

THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through Lee Financial Securities, Inc. 3113 Olu Street, Honolulu, Hawaii  96816-1425 (the “Distributor”), a wholly-owned subsidiary of the Investment Manager.  Pursuant to a Distribution Agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders.  A discussion of how to purchase and redeem Fund shares and how Fund shares are priced is contained in the Prospectus.

Mr. Lee, Director, President and Chief Executive Officer of the Distributor, Ms. Meyer, Director, Vice President and Assistant Treasurer of the Distributor, Ms. Lee, Director, Vice President and Secretary of the Distributor, and Ms. Foley, Vice President, Chief Compliance Officer, Chief Financial Officer and Treasurer of the Distributor, are affiliated with both the Corporation and the Distributor.  Under the Distribution Agreement between the Corporation and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and their investment performance and advertising and public relations material.  The Corporation bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders.  The Distributor permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation if duly elected to such positions.

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The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Directors of the Corporation and by the Corporation's disinterested Directors in compliance with the 1940 Act.  The Agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

Investor Class shares are subject to a Distribution Plan.  The amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses.  Distribution Plan payments are subject to limits under the rules of the Financial Industry Regulatory Authority.

Under the Distribution Plan, the Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the Fund’s shares such as advertising, marketing and distributing the Fund’s shares and servicing the Fund’s investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for investors who are also their clients.  Such third party institutions may receive fees paid by the Fund, based on the average daily value of the Fund's shares owned by investors or fees based on the number of holding shares of the Fund, for whom the institution performs administrative and accounting services. In addition, such services may include providing or arranging to provide shareholder support services not otherwise provided by the Corporation's transfer agent, and, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Corporation, processing shareholder transactions, and providing such other shareholder services as the Corporation may reasonably request.

The current Distribution Plan was approved on January 19, 2011, amended and restated on July 27, 2016, and provides that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Directors and also by a vote of the disinterested Directors, cast in person at least annually at a meeting called for the purpose of voting on the Distribution Plan.  The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors.  The Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the Fund.  While the Distribution Plan is in effect, selection of the nominees for disinterested Directors is committed to the discretion of the disinterested Directors.

The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% of the average daily net assets of the Fund.  Under the Distribution Plan, the Distributor or intermediary is entitled to receive from the Fund a fee, which is accrued daily and paid monthly, of up to 0.25% of the average daily net assets of the Fund.    Payments under the Distribution Plan are tied exclusively to marketing, distribution and/or shareholder servicing expenses actually incurred, and the payments may not exceed the expenses actually incurred.

The Plan provides that the Distributor must submit quarterly reports to the Directors setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.

Distribution Plan payments by the Fund, by category, for the most recent fiscal year were as follows:  Advertising $3,998; Rent $41,100; Utilities $5,844; Salaries and Wages $182,554; Employee Benefits $10,740; Service Agent Platform Fees $7,735; Total $251,971.

TRANSFER AGENT

Lee Financial Recordkeeping, Inc., 3113 Olu Street, Honolulu, Hawaii 96816-1425, a wholly-owned subsidiary of the Investment Manager, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agent Agreement.  The current Transfer and Dividend Disbursing Agent Agreement was approved by the Directors on January 19, 2011.  The Transfer and Dividend Disbursing Agent Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation or of the Transfer Agent.  Pursuant to the Transfer and Dividend Disbursing Agent Agreement, the Transfer Agent will receive a fee calculated at an annual rate of 0.06 of one percent (0.06%) of the Fund’s average daily net assets and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

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The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of the Transfer and Dividend Disbursing Agent, including:  receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to stockholders.  The Transfer Agent has delegated certain of its duties and responsibilities to Ultimus Fund Solutions, LLC (“Ultimus”) as sub-transfer agent.  Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Shareholder Services Agreement does not duplicate services provided under the Transfer Agent Agreement.  Clerical services provided by, or arranged to be provided by, the Transfer Agent on behalf of the Fund under the Shareholder Services Agreement include personnel as needed, equipment and supplies to respond to and process the shareholder inquiries.  Bookkeeping services provided by the Transfer Agent on behalf of the Fund pursuant to the Shareholder Services Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications.  As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee computed daily and payable monthly, at an annualized rate of up to 0.10% of the average daily net assets of the Fund.

Fees paid by the Fund for the three most recent fiscal years:

	Transfer Agent Agreement	Shareholder Services Agreement
2015	$100,786	$167,979
2014	$97,412	$162,355
2013	$102,389	$170,650

Financial Statements
The Financial Statements of the Fund will be audited at least annually by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm.  The Financial Statements for the fiscal year ended September 30, 2015, Financial Highlights for the respective periods presented and the report of Tait, Weller & Baker LLP are incorporated by reference into this SAI.  However, no other parts of the 2015 Annual Report to Shareholders are incorporated by reference to this SAI.  Shareholders may get copies of the Annual Report free of charge by calling the Corporation at the telephone number on the front page of this SAI or by visiting the Fund’s website at www.LeeHawaii.com.

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EXHIBIT A

HAWAII MUNICIPAL FUND

PROXY VOTING PROCEDURES

I.                    INTRODUCTION

The following represents the Proxy Voting Procedures (“Procedures”) of the Hawaii Municipal Fund (“Fund”).  The purpose of these Procedures is to set forth the process by which the Fund will vote proxies related to the assets in its investment portfolio.  Under normal circumstances the Fund does not hold any voting securities in its investment portfolio.  The Fund may hold money market mutual fund shares under limited circumstances.  These Procedures have been approved by the Board of the Fund and may be amended only by the Board.

II.                  DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates its voting responsibilities and duties with respect to proxy votes for portfolio securities to Lee Financial Group Hawaii, Inc. (“Adviser”), provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.

III.                APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures and guidelines in connection with the voting of portfolio securities for its clients, as attached hereto as an exhibit.  The Board hereby approves such procedures and guidelines.
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LEE FINANCIAL GROUP HAWAII, INC.

PROXY VOTING POLICIES

I.	INTRODUCTION

Lee Financial Group Hawaii, Inc. (“Adviser”) is the investment adviser to Hawaii Municipal Fund (the “Fund”), a series of Lee Financial Mutual Fund, Inc. and certain individuals (“Accounts” and collectively with the Fund “Clients”).  Under normal circumstances the Fund is invested in tax-exempt and other permissible fixed income instruments.  The Fund may invest in tax-exempt money market instruments, including money market mutual funds under limited circumstances.  The Adviser has the authority to vote proxies for the Fund.  The Adviser does not have authority to vote proxies for the Accounts.  Therefore, under normal circumstances the Adviser does not vote proxies for clients.

Proxies must be voted in the best interest of the Fund.  The Guidelines set forth below summarize the Adviser’s position on various issues of concern to investors, and give a general indication of how Fund portfolio securities, specifically money market mutual funds, will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

In voting proxies, the Adviser is guided by general fiduciary principles.  The Adviser will act prudently, solely in the interest of the beneficial owners of the Fund.

II.	CONFLICTS OF INTERESTS

The Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  If the Adviser determines that a particular proxy vote involves a material conflict of interest, it may resolve the conflict of interest in several ways, including, without limitation, voting pursuant to the direction of the Fund’s Board or a committee of the Board or abstaining.  Conflicts may arise as to votes involving an investment company’s investment adviser, the underwriter, their affiliates or affiliates of the investment company.  In such cases, the Adviser will follow the Guidelines described herein, including the process for handling conflicts.

III.	PROXY ADMINISTRATION

The portfolio managers and the compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy.

A report summarizing each corporate issue and corresponding proxy vote will be available to clients upon request.

IV.	GUIDELINES

Mutual Fund Proxies

Election of Directors
Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed –end Fund to Open End Fund
Vote conversion proposals on a CASE-BY-CASE basis.
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Proxy Contests
Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements
Vote investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares
Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies
Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundable Restriction
Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental
Generally, vote AGAINST proposals to change a funds fundamental investment objective to nonfundamental.
Name Rule Proposals
Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund
Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification
Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Generally, vote FOR proposals.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure
Generally, vote FOR the establishment of a master-feeder structure.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis.

Mergers
Vote merger proposals on a CASE-BY-CASE basis.
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Establish Director Ownership Requirement
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis.
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EXHIBIT B

LEE FINANCIAL MUTUAL FUND
(the “Fund”)

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

A.	Background

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has filed a registration statement on Form N-1A with the Securities and Exchange Commission (the “SEC”).  Form N-1A requires the Fund to disclose in its prospectuses and statements of additional information certain information about its policies and procedures with respect to the disclosure of its portfolio securities and any ongoing arrangements to make available information about its portfolio securities.  The following policies and procedures describe the circumstances under which the Fund or its investment adviser, Lee Financial Group Hawaii, Inc. (“LFG”), may disclose the Fund’s portfolio securities information.  Notwithstanding such policies and procedures, any disclosures of the Fund’s portfolio securities information must be consistent with the antifraud provisions of the federal securities laws and the Fund’s or LFG’s fiduciary duties.

B.	Policies and Procedures

1.  Disclosure of Portfolio Holdings.  The Fund and LFG shall only disclose information concerning securities held in the Fund’s portfolios (such as complete portfolio holdings, top-ten portfolio holdings, asset allocations, sector allocations, as well as other portfolio holdings statistics, hereinafter referred to as “portfolio securities information”) under one or more of the following circumstances:

(i)	No sooner than 3 calendar days following the end of each calendar quarter, the Fund intends to post the top-ten holdings for the Hawaii Municipal Fund portfolio and the complete portfolio holdings for the Lee Financial Tactical Fund portfolio and other portfolio securities information held by each of the Fund’s portfolios on any website maintained for the Fund or otherwise in a manner available to all shareholders. This information may then be separately provided to any person commencing the day after it is first published on the website. Such information shall remain available on the website at least until the Fund files with the SEC its annual/semiannual shareholder report or quarterly portfolio holdings report that includes such period.

(ii)	The Fund or LFG may disclose the Fund’s portfolio securities holdings information to selected third parties when the Fund has a legitimate business purpose for doing so.

(a)	Examples of instances in which selective disclosure of the Fund’s portfolio securities information may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with LFG; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

(iii)	As required by the federal securities laws, including the 1940 Act, the Fund shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR or Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.
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2.  Confidentiality and Duty not to Trade.  In the event that the Fund or LFG discloses the Fund’s portfolio securities information to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

3.  Prohibition against Compensation.  Neither the Fund, LFG nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of the Fund’s portfolio securities information.

4.  Persons Authorized to Disclose Information.  With respect to the quarterly disclosure of portfolio holdings on any Fund website, LFG’s president or the Fund’s Chief Compliance Officer is authorized to prepare and post to any Fund website its portfolio securities information.  With respect to any other disclosure of the Fund’s portfolio securities information, the Fund’s President and Treasurer and LFG’s president shall be authorized to disclose such information.

5.  Shareholders’ Best Interests and Conflicts of Interest.  In order to ensure that the disclosure of the Fund’s portfolio securities information is in the best interests of the Fund’s shareholders and to avoid any potential or actual conflicts of interest with LFG, the Fund’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Fund’s portfolio securities information for legitimate business purposes shall be approved by the Fund’s Board of Directors in advance of such disclosure.  This requirement shall not apply to the disclosure of the Fund’s portfolio securities information to the Fund’s existing service providers of auditing, custody, proxy voting and other services to the Fund in connection with the provision of their services to the Fund, to rating or ranking organizations or as otherwise provided herein.

6.  Board Oversight.  The Board shall receive quarterly reports from LFG stating whether disclosures were made concerning the Fund’s portfolio securities information, pursuant to these policies and procedures, during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.
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EXHIBIT C
LEE FINANCIAL MUTUAL FUND
(the “Fund”)
Form of Policies and Procedures With Respect to
Frequent Purchases and Redemptions

Section 1.  Policy

The Board of Directors (the “Board”) of the Fund has determined that market timing or frequent, short-term trading is not in the best interest of the Fund or its shareholders.  In order to deter such trading activity, the Board has determined to limit shareholders in each Fund to six exchanges among the Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions or transactions in omnibus accounts as described below.  In order to implement this policy, the Funds are directed to monitor trading activity in the Funds and follow the procedures set forth in Section II.  The Board recognizes that the procedures set forth in Section II may differ from the procedures used by various financial intermediaries for similar purposes and it is also recognized that there is no guarantee that the Fund’s administrator (“Administrator”) will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

Section II.  Procedures

On a bi-weekly basis (once every two weeks), the Administrator shall determine which accounts have placed large exchanges among the Funds using a specified threshold.  Initially, the threshold shall be $25,000; however, the threshold may be increased or decreased based upon the initial threshold serving as an adequate basis for detection of excessive short-term trading.  The account history for every exchange transaction over such threshold shall be reviewed.

If the Administrator determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Funds, the account shall be flagged as a Potential Market Timer (“PMT”) and shall undergo further review.  The Administrator may use an independent market timing system to assist in the daily review of Fund accounts.

If after further review, it is determined that a PMT account has exceeded the current trading policy limits or has otherwise engaged in market timing, the Administrator shall take one of the following actions with respect to accounts identified as belonging to the PMT:

Reject additional purchase or exchange orders;
Extend settlement of redemption transactions up to seven days;
Reject all trades in the current PMT account; or
Terminate the selling group agreement with the PMT.

It is understood that it may not be possible to monitor all accounts belonging to the PMT, but reasonable efforts will be made to do so.

The administrator shall notify the Fund’s transfer agent as well as the PMT or, its related financial intermediary, that such action has been taken using procedures adopted by the Administrator that are reasonably designed to document the suspected market timing activity as well as keep the Funds and the Board informed regarding implementation of  the frequent trading policy.

For those accounts held in omnibus account arrangements with financial intermediaries, including:  broker-dealers; banks, investment advisers; record-keepers; retirement plans; trusts; and fee-based program accounts, where such omnibus accounts generally do not identify customers’ trading activity on an individual basis, the Fund shall seek assurances from the intermediary that it has procedures adequate to monitor and address frequent, short-term trading.